PAINEWEBBER RETIREMENT MONEY FUND

     SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 31, 1999


Dear Investor,

         The section captioned "Additional Purchase and Redemption Information; Service Organizations" at page 19 of the Statement of Additional Information is revised by adding a new first paragraph, as follows:

                    ADDITIONAL PURCHASE INFORMATION. The fund may,
               subject to approval by the board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund's shares at the time the transaction occurs. The fund may accept or reject any such securities in its discretion.

         The original text of this section is otherwise unchanged.

June 30, 2000